Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Fourth Quarter 2022

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	350	188	206	219	230	1,643	843	-49%
U.S. Businesses	895	943	370	702	864	3,875	2,879	-26%
International Businesses	829	801	555	430	618	3,390	2,404	-29%
Corporate and Other	(489)	(366)	(259)	(325)	(526)	(1,607)	(1,476)	8%
Total adjusted operating income before income taxes	1,585	1,566	872	1,026	1,186	7,301	4,650	-36%
Income taxes, applicable to adjusted operating income	358	348	208	223	279	1,529	1,058	-31%
After-tax adjusted operating income	1,227	1,218	664	803	907	5,772	3,592	-38%
Income (loss) attributable to Prudential Financial, Inc.	1,208	(31)	(565)	(284)	(558)	7,724	(1,438)	-119%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	11.8%	11.8%	6.6%	8.3%	9.7%	14.3%	9.1%
Return on Average Equity (based on net income (loss))	7.8%	-0.2%	-6.3%	-5.1%	-13.6%	12.4%	-4.3%
Distributions to Shareholders
Dividends paid	443	462	457	454	449	1,821	1,822	—%
Share repurchases	375	375	375	375	375	2,500	1,500	-40%
Total capital returned	818	837	832	829	824	4,321	3,322	-23%
Per Share Data
Net income (loss) (diluted) (2)	3.13	(0.10)	(1.53)	(0.78)	(1.53)	19.51	(3.93)	-120%
Adjusted Operating Income (diluted)	3.18	3.17	1.74	2.13	2.42	14.58	9.46	-35%
Shareholder dividends	1.15	1.20	1.20	1.20	1.20	4.60	4.80	4%
Book value	161.26	115.28	74.72	44.15	43.81
Book value excluding AOCI and FX (3)	108.72	107.16	104.19	102.26	99.22
Shares Outstanding
Weighted average number of common shares (basic)	377.7	376.1	374.4	371.0	367.6	387.2	372.3	-4%
Weighted average number of common shares (diluted)	380.9	379.1	377.1	373.1	369.4	390.1	374.7	-4%
End of period common shares (basic)	376.3	375.7	372.6	369.1	366.0
End of period common shares (diluted)	383.7	381.5	377.9	373.8	370.9

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.
(2) For the three months ended December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, and for the year ended December 31, 2022 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, and for the year ended December 31, 2022 all potential stock options and compensation programs were considered antidilutive.
(3) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	3.18	3.17	1.74	2.13	2.42	14.58	9.46
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	0.30	(3.59)	(6.23)	(3.92)	(2.78)	4.17	(16.55)
Market experience updates	1.10	(0.02)	1.41	0.36	0.33	1.92	2.08
Divested and Run-off Businesses:
Closed Block division	0.13	0.06	0.03	(0.06)	(0.12)	0.36	(0.09)
Other Divested and Run-off Businesses	0.75	(0.79)	1.07	(0.20)	(0.05)	1.84	0.02
Difference in earnings allocated to participating unvested share-based payment awards	—	0.03	0.01	0.01	0.02	(0.07)	0.06
Other adjustments (1)	(2.83)	(0.04)	—	(0.03)	(2.47)	(2.85)	(2.51)
Total reconciling items, before income taxes	(0.55)	(4.35)	(3.71)	(3.84)	(5.07)	5.37	(16.99)
Income taxes, not applicable to adjusted operating income	(0.50)	(1.08)	(0.44)	(0.93)	(1.12)	0.44	(3.60)
Total reconciling items, after income taxes	(0.05)	(3.27)	(3.27)	(2.91)	(3.95)	4.93	(13.39)
Net income (loss) attributable to Prudential Financial, Inc.	3.13	(0.10)	(1.53)	(0.78)	(1.53)	19.51	(3.93)
Weighted average number of outstanding common shares (basic)	377.7	376.1	374.4	371.0	367.6	387.2	372.3
Weighted average number of outstanding common shares (diluted)	380.9	379.1	377.1	373.1	369.4	390.1	374.7
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	1,208	(31)	(565)	(284)	(558)	7,724	(1,438)
Less: Earnings allocated to participating unvested share-based payment awards	17	7	6	6	6	115	25
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	1,191	(38)	(571)	(290)	(564)	7,609	(1,463)
After-tax adjusted operating income	1,227	1,218	664	803	907	5,772	3,592
Less: Earnings allocated to participating unvested share-based payment awards	17	17	9	10	12	86	48
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,210	1,201	655	793	895	5,686	3,544

___________

(1) Represents adjustments not included in the above reconciling items, including goodwill impairments that resulted in charges in the fourth quarters and years ended December 31, 2022 and 2021 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2021	2022
	4Q	1Q	2Q	3Q	4Q

Capitalization Data (1):
Senior Debt:
Short-term Debt	722	544	558	767	775
Long-term Debt	11,003	11,082	11,008	10,810	10,814
Junior Subordinated Long-term Debt	7,619	8,607	8,604	9,088	9,094
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	61,876	43,978	28,235	16,502	16,250
Excluding accumulated other comprehensive income (2)	40,552	39,773	38,413	37,376	36,077
Amount included above for remeasurement of foreign currency (3)	(1,164)	(1,107)	(962)	(847)	(723)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	41,716	40,880	39,375	38,223	36,800
Book Value per Share of Common Stock:
Including accumulated other comprehensive income	161.26	115.28	74.72	44.15	43.81
Excluding accumulated other comprehensive income (2)	105.69	104.25	101.65	99.99	97.27
Amount included above for remeasurement of foreign currency (3)	(3.03)	(2.91)	(2.54)	(2.27)	(1.95)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	108.72	107.16	104.19	102.26	99.22
End of period number of common shares (diluted)	383.7	381.5	377.9	373.8	370.9
Common Stock Price Range (based on closing price):
High	114.00	121.38	121.06	105.49	110.21
Low	100.05	102.05	91.33	85.78	89.19
Close	108.24	118.17	95.68	85.78	99.46
Common Stock market capitalization (1)	40,731	44,396	35,650	31,661	36,402

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

OPERATIONS HIGHLIGHTS

	2021	2022
	4Q	1Q	2Q	3Q	4Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	629.4	593.7	560.7	536.3	549.2
Retail customers	401.4	364.7	314.3	298.1	299.6
General account	493.0	456.2	382.4	371.8	379.6
Total PGIM	1,523.8	1,414.6	1,257.4	1,206.2	1,228.4
U.S. Businesses	163.1	151.9	132.2	123.4	126.7
International Businesses	12.8	13.8	13.6	13.8	16.1
Corporate and Other	42.6	39.8	6.4	6.1	6.1
Total assets under management	1,742.3	1,620.1	1,409.6	1,349.5	1,377.3
Assets under administration	382.5	370.7	145.9	139.4	157.4
Total assets under management and administration	2,124.8	1,990.8	1,555.5	1,488.9	1,534.7
Distribution Representatives (1):
Prudential Advisors	2,846	2,835	2,817	2,774	2,616
International Life Planners	6,024	6,056	5,924	5,972	5,924
Gibraltar Life Consultants	7,100	7,022	6,910	6,861	6,821
Prudential Advisor Productivity (in thousands)	106	76	83	78	108

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	6,723	7,300	6,634	15,724	6,145	32,347	35,803	11%
Policy charges and fee income	1,512	1,454	1,615	1,279	1,328	5,986	5,676	-5%
Net investment income	3,617	3,413	3,241	3,047	3,483	14,160	13,184	-7%
Asset management fees, commissions and other income	1,892	1,490	2,284	1,561	1,693	7,288	7,028	-4%
Total revenues	13,744	13,657	13,774	21,611	12,649	59,781	61,691	3%
Benefits and expenses (1):
Insurance and annuity benefits	7,626	8,035	8,694	16,513	6,963	35,368	40,205	14%
Interest credited to policyholders' account balances	667	655	663	634	720	2,683	2,672	—%
Interest expense	362	364	401	407	417	1,474	1,589	8%
Deferral of acquisition costs	(599)	(581)	(522)	(531)	(561)	(2,544)	(2,195)	14%
Amortization of acquisition costs	510	535	605	499	546	2,080	2,185	5%
General and administrative expenses	3,593	3,083	3,061	3,063	3,378	13,419	12,585	-6%
Total benefits and expenses	12,159	12,091	12,902	20,585	11,463	52,480	57,041	9%
Adjusted operating income before income taxes	1,585	1,566	872	1,026	1,186	7,301	4,650	-36%
Income taxes, applicable to adjusted operating income	358	348	208	223	279	1,529	1,058	-31%
After-tax adjusted operating income	1,227	1,218	664	803	907	5,772	3,592	-38%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	116	(1,360)	(2,350)	(1,464)	(1,027)	1,627	(6,201)	-481%
Market experience updates	420	(6)	531	133	123	750	781	4%
Divested and Run-off Businesses:
Closed Block division	48	23	13	(24)	(44)	140	(32)	-123%
Other Divested and Run-off Businesses	284	(299)	402	(76)	(18)	716	9	-99%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	12	(22)	21	(22)	(21)	(41)	(44)	-7%
Other adjustments (2)	(1,077)	(17)	—	(10)	(912)	(1,112)	(939)	16%
Total reconciling items, before income taxes	(197)	(1,681)	(1,383)	(1,463)	(1,899)	2,080	(6,426)	-409%
Income taxes, not applicable to adjusted operating income	(188)	(417)	(197)	(371)	(443)	145	(1,428)	-1085%
Total reconciling items, after income taxes	(9)	(1,264)	(1,186)	(1,092)	(1,456)	1,935	(4,998)	-358%
Income (loss) before income taxes and equity in earnings of operating joint ventures	1,388	(115)	(511)	(437)	(713)	9,381	(1,776)	-119%
Income tax expense (benefit)	170	(69)	11	(148)	(164)	1,674	(370)	-122%
Income (loss) before equity in earnings of operating joint ventures	1,218	(46)	(522)	(289)	(549)	7,707	(1,406)	-118%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(10)	15	(43)	5	(9)	17	(32)	-288%
Income (loss) attributable to Prudential Financial, Inc.	1,208	(31)	(565)	(284)	(558)	7,724	(1,438)	-119%
Earnings attributable to noncontrolling interests	34	(13)	(7)	(6)	2	70	(24)	-134%
Net income (loss)	1,242	(44)	(572)	(290)	(556)	7,794	(1,462)	-119%
Less: Income (loss) attributable to noncontrolling interests	34	(13)	(7)	(6)	2	70	(24)	-134%
Net income (loss) attributable to Prudential Financial, Inc.	1,208	(31)	(565)	(284)	(558)	7,724	(1,438)	-119%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, revenues of Divested and Run-off Businesses, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of acquisitions, including the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 37 and 38 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including goodwill impairments related to Assurance IQ that resulted in charges of $903 million pre-tax and $713 million after-tax in the fourth quarter and year ended December 31, 2022, and $1,060 million pre-tax and $837 million after-tax in the fourth quarter and year ended December 31, 2021. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

CONSOLIDATED BALANCE SHEETS
(in millions)

	12/31/2021	03/31/2022	06/30/2022	09/30/2022	12/31/2022

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(net of allowance for credit losses $114; $192; $109; $151; $138) (amortized cost $333,459; $332,640; $319,003; $325,957; $335,447)	372,410	344,957	306,655	295,841	307,719
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses
(net of allowance for credit losses $5; $4; $3; $2; $2) (fair value $1,803; $1,679; $1,475; $1,371; $1,455)	1,514	1,432	1,280	1,199	1,296
Fixed maturities, trading, at fair value
(amortized cost $8,741; $8,262; $7,354; $7,268; $7,303)	8,823	7,724	6,272	5,690	5,951
Assets supporting experience-rated contractholder liabilities, at fair value	3,358	3,184	2,785	2,580	2,844
Equity securities, at fair value
(cost $5,815; $4,872; $4,502; $5,378; $5,306)	8,574	7,397	6,402	6,882	7,150
Commercial mortgage and other loans
(net of allowance for credit losses $119; $121; $196; $218; $203)	58,666	59,304	56,840	56,896	56,745
Policy loans	10,386	10,207	10,024	9,920	10,046
Other invested assets
(net of allowance for credit losses $2; $2; $1; $1; $1)	21,833	21,540	21,310	21,050	21,099
Short-term investments
(net of allowance for credit losses $0; $0; $0; $5; $6)	6,635	4,592	6,828	5,181	4,591
Total investments	492,199	460,337	418,396	405,239	417,441
Cash and cash equivalents	12,888	14,086	14,359	20,104	17,251
Accrued investment income	2,855	2,838	2,798	2,888	3,012
Deferred policy acquisition costs	18,192	18,479	18,632	19,334	19,537
Value of business acquired	771	714	571	532	595
Income tax assets	—	—	696	3,831	4,214
Other assets
(net of allowance for credit losses $19; $20; $21; $21; $26) (1)	164,532	151,991	34,534	31,303	30,188
Separate account assets	246,145	229,621	205,613	194,525	197,679
Total assets	937,582	878,066	695,599	677,756	689,917
Liabilities:
Future policy benefits	290,784	284,380	275,096	278,262	284,452
Policyholders' account balances	122,633	122,465	130,352	131,679	135,602
Securities sold under agreements to repurchase	10,185	9,085	8,006	8,223	6,589
Cash collateral for loaned securities	4,251	4,771	5,741	5,865	6,100
Income tax liabilities	9,513	4,501	—	—	—
Senior short-term debt	722	544	558	767	775
Senior long-term debt	11,003	11,082	11,008	10,810	10,814
Junior subordinated long-term debt	7,619	8,607	8,604	9,088	9,094
Other liabilities
(net of allowance for credit losses $21; $19; $18; $17; $18) (1)	171,845	158,072	21,471	21,139	21,230
Notes issued by consolidated variable interest entities	274	260	232	218	374
Separate account liabilities	246,145	229,621	205,613	194,525	197,679
Total liabilities	874,974	833,388	666,681	660,576	672,709
Equity:
Accumulated other comprehensive income (loss)	21,324	4,205	(10,178)	(20,874)	(19,827)
Other equity	40,552	39,773	38,413	37,376	36,077
Total Prudential Financial, Inc. equity	61,876	43,978	28,235	16,502	16,250
Noncontrolling interests	732	700	683	678	958
Total equity	62,608	44,678	28,918	17,180	17,208
Total liabilities and equity	937,582	878,066	695,599	677,756	689,917

__________
(1) December 31, 2021 and March 31, 2022 balances include the carrying amounts of Assets and Liabilities "held-for-sale" related to the April 2022 dispositions of the Full Service Retirement Business and a portion of Individual Retirement Strategies' Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

COMBINING BALANCE SHEETS
(in millions)
	As of December 31, 2022

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	417,441	48,858	368,583	3,811	179,393	165,831	19,548
Deferred policy acquisition costs	19,537	169	19,368	—	11,911	7,800	(343)
Other assets	55,260	1,895	53,365	4,498	25,791	11,924	11,152
Separate account assets	197,679	—	197,679	40,055	161,267	—	(3,643)
Total assets	689,917	50,922	638,995	48,364	378,362	185,555	26,714
Liabilities:
Future policy benefits	284,452	44,433	240,019	—	109,161	121,145	9,713
Policyholders' account balances	135,602	4,606	130,996	—	75,947	46,862	8,187
Debt	20,683	—	20,683	1,726	8,120	84	10,753
Other liabilities	34,293	3,472	30,821	2,813	12,128	8,096	7,784
Separate account liabilities	197,679	—	197,679	40,055	161,267	—	(3,643)
Total liabilities	672,709	52,511	620,198	44,594	366,623	176,187	32,794
Equity:
Accumulated other comprehensive loss	(19,827)	(214)	(19,613)	(145)	(8,834)	(7,746)	(2,888)
Other equity	36,077	(1,387)	37,464	2,613	20,489	17,083	(2,721)
Total Prudential Financial, Inc. equity	16,250	(1,601)	17,851	2,468	11,655	9,337	(5,609)
Noncontrolling interests	958	12	946	1,302	84	31	(471)
Total equity	17,208	(1,589)	18,797	3,770	11,739	9,368	(6,080)
Total liabilities and equity	689,917	50,922	638,995	48,364	378,362	185,555	26,714

	As of December 31, 2021

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	492,199	58,800	433,399	4,808	191,928	204,475	32,188
Deferred policy acquisition costs	18,192	188	18,004	—	10,714	7,658	(368)
Other assets (1)	181,046	991	180,055	4,828	70,007	10,603	94,617
Separate account assets	246,145	—	246,145	43,930	205,951	—	(3,736)
Total assets	937,582	59,979	877,603	53,566	478,600	222,736	122,701
Liabilities:
Future policy benefits	290,784	45,596	245,188	—	108,439	127,661	9,088
Policyholders' account balances	122,633	4,737	117,896	—	59,987	49,503	8,406
Debt	19,344	—	19,344	1,698	8,513	166	8,967
Other liabilities (1)	196,068	11,086	184,982	4,192	65,038	16,125	99,627
Separate account liabilities	246,145	—	246,145	43,930	205,951	—	(3,736)
Total liabilities	874,974	61,419	813,555	49,820	447,928	193,455	122,352
Equity:
Accumulated other comprehensive income	21,324	(46)	21,370	(48)	9,218	12,182	18
Other equity	40,552	(1,406)	41,958	2,721	21,362	17,062	813
Total Prudential Financial, Inc. equity	61,876	(1,452)	63,328	2,673	30,580	29,244	831
Noncontrolling interests	732	12	720	1,073	92	37	(482)
Total equity	62,608	(1,440)	64,048	3,746	30,672	29,281	349
Total liabilities and equity	937,582	59,979	877,603	53,566	478,600	222,736	122,701

______________
(1) Balances include the carrying amounts of Assets and Liabilities "held-for-sale" related to the April 2022 dispositions of the Full Service Retirement Business and a portion of Individual Retirement Strategies' Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of December 31, 2022				As of December 31, 2021
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	100	4,877	9,094	14,071	98	4,975	7,619	12,692
Operating Debt	511	5,583	—	6,094	420	5,650	—	6,070
Limited recourse and non-recourse borrowing	164	354	—	518	204	378	—	582
Total Debt	775	10,814	9,094	20,683	722	11,003	7,619	19,344

	As of December 31, 2022				As of December 31, 2021
		The Prudential				The Prudential
	Prudential	Insurance Company	Other		Prudential	Insurance Company	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt

Borrowings by sources:
Capital Debt	13,579	445	47	14,071	12,096	444	152	12,692
Operating Debt	5,608	486	—	6,094	5,602	468	—	6,070
Limited recourse and non-recourse borrowing	—	179	339	518	—	274	308	582
Total Debt	19,187	1,110	386	20,683	17,698	1,186	460	19,344

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $345 million of surplus notes as of December 31, 2022 and $344 million as of December 31, 2021.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	47	(4)	(14)	56	56	157	94	-40%
Asset management fees, commissions and other income	1,051	930	843	851	904	4,336	3,528	-19%
Total revenues	1,098	926	829	907	960	4,493	3,622	-19%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	6	6	10	14	27	25	57	128%
Deferral of acquisition costs	(1)	(1)	—	(1)	—	(5)	(2)	60%
Amortization of acquisition costs	1	1	1	1	—	6	3	-50%
General and administrative expenses	742	732	612	674	703	2,824	2,721	-4%
Total benefits and expenses	748	738	623	688	730	2,850	2,779	-2%
Adjusted operating income before income taxes	350	188	206	219	230	1,643	843	-49%
Total revenues	1,098	926	829	907	960	4,493	3,622	-19%
Less: Passthrough distribution revenue	29	19	29	19	19	120	86	-28%
Less: Revenue associated with consolidations	19	15	(21)	8	31	71	33	-54%
Total adjusted revenues (2)	1,050	892	821	880	910	4,302	3,503	-19%
Adjusted operating margin (2)(3)	33.3%	21.1%	25.1%	24.9%	25.3%	38.2%	24.1%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 23.9%, 24.2%, 24.8%, 20.3%, and 31.9% for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, respectively, and 23.2% and 36.6% for the years ended December 31, 2022 and December 31, 2021, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	857	809	756	742	725	3,302	3,032	-8%
Other related revenues (1)	143	19	17	80	113	403	229	-43%
Service, distribution and other revenues	98	98	56	85	122	788	361	-54%
Total PGIM revenues	1,098	926	829	907	960	4,493	3,622	-19%
Analysis of asset management fees by source:
Institutional customers	376	363	357	364	359	1,439	1,443	—%
Retail customers	334	301	274	256	250	1,275	1,081	-15%
General account	147	145	125	122	116	588	508	-14%
Total asset management fees	857	809	756	742	725	3,302	3,032	-8%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	December 31, 2022
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	48.3	396.3	73.4	30.0	1.2	549.2
Retail customers	95.8	131.3	2.0	0.9	69.6	299.6
General account	3.7	249.2	54.2	72.5	—	379.6
Total	147.8	776.8	129.6	103.4	70.8	1,228.4

	December 31, 2021
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	63.9	470.3	61.9	26.7	6.6	629.4
Retail customers	147.9	171.8	1.9	0.8	79.0	401.4
General account	4.4	338.6	68.8	81.2	—	493.0
Total	216.2	980.7	132.6	108.7	85.6	1,523.8
__________
(1) Other related revenues, net of related expenses are $51 million, $47 million, $2 million, $8 million, and $87 million for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, respectively, and $108 million and $262 million for the years ended December 31, 2022 and December 31, 2021, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022

Institutional Customers - Assets Under Management (at fair market value):
Beginning assets under management	562.4	568.0	536.9	539.7	516.6	550.2	568.0
Additions	20.2	16.8	24.6	16.4	13.8	78.4	71.6
Withdrawals	(16.7)	(16.5)	(16.5)	(15.8)	(19.8)	(67.5)	(68.6)
Change in market value	4.0	(34.2)	(46.5)	(22.1)	17.0	5.1	(85.8)
Net money market flows	(1.9)	4.4	(3.4)	(0.9)	(0.7)	(4.7)	(0.6)
Other	—	(1.6)	44.6	(0.7)	2.0	6.5	44.3
Ending assets under management	568.0	536.9	539.7	516.6	528.9	568.0	528.9
Affiliated institutional assets under management	61.4	56.8	21.0	19.7	20.3	61.4	20.3
Total assets managed for institutional customers at end of period	629.4	593.7	560.7	536.3	549.2	629.4	549.2
Net institutional additions (withdrawals), excluding money market activity	3.5	0.3	8.1	0.6	(6.0)	10.9	3.0
Retail Customers - Assets Under Management (at fair market value):
Beginning assets under management	262.8	265.8	238.7	204.0	192.2	252.5	265.8
Additions	23.7	20.2	16.1	13.5	16.5	89.5	66.3
Withdrawals	(27.3)	(24.8)	(24.4)	(18.1)	(22.2)	(89.4)	(89.5)
Change in market value	5.0	(22.5)	(33.0)	(5.5)	4.2	16.8	(56.8)
Net money market flows	0.1	0.6	0.3	—	1.0	0.7	1.9
Other	1.5	(0.6)	6.3	(1.7)	—	(4.3)	4.0
Ending assets under management	265.8	238.7	204.0	192.2	191.7	265.8	191.7
Affiliated retail assets under management	135.6	126.0	110.3	105.9	107.9	135.6	107.9
Total assets managed for retail customers at end of period	401.4	364.7	314.3	298.1	299.6	401.4	299.6
Net retail additions (withdrawals), excluding money market activity	(3.6)	(4.6)	(8.3)	(4.6)	(5.7)	0.1	(23.2)

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	3,054	3,074	3,271	12,134	2,847	16,722	21,326	28%
Policy charges and fee income	1,440	1,377	1,528	1,194	1,250	5,695	5,349	-6%
Net investment income	2,006	1,998	1,802	1,732	1,993	7,936	7,525	-5%
Asset management fees, commissions and other income	991	809	1,760	822	869	3,531	4,260	21%
Total revenues	7,491	7,258	8,361	15,882	6,959	33,884	38,460	14%
Benefits and expenses (1):
Insurance and annuity benefits	4,349	4,278	5,608	13,198	4,006	21,542	27,090	26%
Interest credited to policyholders' account balances	438	430	450	418	496	1,749	1,794	3%
Interest expense	201	202	217	199	168	798	786	-2%
Deferral of acquisition costs	(301)	(258)	(253)	(250)	(258)	(1,240)	(1,019)	18%
Amortization of acquisition costs	247	241	323	173	214	981	951	-3%
General and administrative expenses	1,662	1,422	1,646	1,442	1,469	6,179	5,979	-3%
Total benefits and expenses	6,596	6,315	7,991	15,180	6,095	30,009	35,581	19%
Adjusted operating income before income taxes	895	943	370	702	864	3,875	2,879	-26%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, goodwill impairment and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	1,522	1,592	1,802	10,670	1,370	10,895	15,434	42%
Policy charges and fee income	664	615	507	471	467	2,654	2,060	-22%
Net investment income	1,221	1,230	1,070	1,028	1,243	4,846	4,571	-6%
Asset management fees, commissions and other income	460	413	1,399	464	412	1,817	2,688	48%
Total revenues	3,867	3,850	4,778	12,633	3,492	20,212	24,753	22%
Benefits and expenses (1):
Insurance and annuity benefits	2,011	2,031	2,301	11,217	1,977	12,806	17,526	37%
Interest credited to policyholders' account balances	173	167	181	146	220	707	714	1%
Interest expense	7	8	15	(10)	(53)	32	(40)	-225%
Deferral of acquisition costs	(87)	(81)	(87)	(80)	(83)	(389)	(331)	15%
Amortization of acquisition costs	142	134	111	114	106	581	465	-20%
General and administrative expenses	592	551	554	568	523	2,396	2,196	-8%
Total benefits and expenses	2,838	2,810	3,075	11,955	2,690	16,133	20,530	27%
Adjusted operating income before income taxes	1,029	1,040	1,703	678	802	4,079	4,223	4%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	1,502	1,554	1,799	10,657	1,352	10,795	15,362	42%
Policy charges and fee income	9	8	10	10	7	36	35	-3%
Net investment income	990	968	892	824	969	3,921	3,653	-7%
Asset management fees, commissions and other income	139	113	93	75	110	546	391	-28%
Total revenues	2,640	2,643	2,794	11,566	2,438	15,298	19,441	27%
Benefits and expenses (1):
Insurance and annuity benefits	1,950	1,935	2,259	11,164	1,917	12,525	17,275	38%
Interest credited to policyholders' account balances	84	81	76	102	124	348	383	10%
Interest expense	3	4	(2)	6	7	14	15	7%
Deferral of acquisition costs	(3)	(2)	(3)	(10)	(7)	(18)	(22)	-22%
Amortization of acquisition costs	5	5	3	11	4	22	23	5%
General and administrative expenses	58	52	63	60	51	229	226	-1%
Total benefits and expenses	2,097	2,075	2,396	11,333	2,096	13,120	17,900	36%
Adjusted operating income before income taxes	543	568	398	233	342	2,178	1,541	-29%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022

Beginning total account value	246,068	245,720	239,102	234,594	238,313	243,387	245,720
Additions	3,501	2,278	3,700	13,518	12,277	21,967	31,773
Withdrawals and benefits	(4,893)	(4,899)	(3,560)	(3,691)	(4,248)	(20,825)	(16,398)
Change in market value, interest credited and interest income	570	(1,570)	(2,389)	(553)	402	1,881	(4,110)
Other (1)	474	(2,427)	(2,259)	(5,555)	5,074	(690)	(5,167)
Ending total account value	245,720	239,102	234,594	238,313	251,818	245,720	251,818
Net additions (withdrawals)	(1,392)	(2,621)	140	9,827	8,029	1,142	15,375
Amounts included in ending total account value above:
Investment-only stable value wraps	70,207	68,582	71,125	71,168	69,521
International reinsurance (2)	82,406	81,816	74,021	68,581	83,910
Group annuities and other products	93,107	88,704	89,448	98,564	98,387
Ending total account value	245,720	239,102	234,594	238,313	251,818

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	20	38	3	13	18	100	72	-28%
Policy charges and fee income	655	607	497	461	460	2,618	2,025	-23%
Net investment income	231	262	178	204	274	925	918	-1%
Asset management fees, commissions and other income	321	300	1,306	389	302	1,271	2,297	81%
Total revenues	1,227	1,207	1,984	1,067	1,054	4,914	5,312	8%
Benefits and expenses (1):
Insurance and annuity benefits	61	96	42	53	60	281	251	-11%
Interest credited to policyholders' account balances	89	86	105	44	96	359	331	-8%
Interest expense	4	4	17	(16)	(60)	18	(55)	-406%
Deferral of acquisition costs	(84)	(79)	(84)	(70)	(76)	(371)	(309)	17%
Amortization of acquisition costs	137	129	108	103	102	559	442	-21%
General and administrative expenses	534	499	491	508	472	2,167	1,970	-9%
Total benefits and expenses	741	735	679	622	594	3,013	2,630	-13%
Adjusted operating income before income taxes	486	472	1,305	445	460	1,901	2,682	41%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022

Variable Annuities:
Beginning total account value	172,813	176,439	162,936	117,574	110,030	170,546	176,439
Sales: FlexGuard Suite (1)(2)	1,369	1,405	1,451	1,081	1,061	5,739	4,998
Other variable annuities (2)(3)	137	114	80	59	39	615	292
Total sales	1,506	1,519	1,531	1,140	1,100	6,354	5,290
Full surrenders and death benefits	(2,625)	(2,156)	(1,528)	(1,201)	(1,114)	(10,282)	(5,999)
Sales, net of full surrenders and death benefits	(1,119)	(637)	3	(61)	(14)	(3,928)	(709)
Partial withdrawals and other benefit payments	(1,522)	(1,371)	(915)	(895)	(1,138)	(5,329)	(4,319)
Net flows	(2,641)	(2,008)	(912)	(956)	(1,152)	(9,257)	(5,028)
Change in market value, interest credited, and other (4)	7,176	(10,643)	(43,832)	(5,973)	5,653	18,798	(54,795)
Policy charges	(909)	(852)	(618)	(615)	(590)	(3,648)	(2,675)
Ending total account value	176,439	162,936	117,574	110,030	113,941	176,439	113,941
Variable Annuities Account Value by Product:
FlexGuard Suite (1)(2)	8,699	9,625	9,533	10,123	11,825	8,699	11,825
Other variable annuities (2)(3)	167,740	153,311	108,041	99,907	102,116	167,740	102,116
Ending total account value	176,439	162,936	117,574	110,030	113,941	176,439	113,941
Fixed Annuities and other products:
Beginning total account value	5,865	5,866	5,858	5,564	5,760	5,734	5,866
Sales	45	24	67	249	397	245	737
Full surrenders and death benefits	(28)	(32)	(32)	(24)	(28)	(119)	(116)
Sales, net of full surrenders and death benefits	17	(8)	35	225	369	126	621
Partial withdrawals and other benefit payments	(99)	(96)	(79)	(81)	(95)	(383)	(351)
Net flows	(82)	(104)	(44)	144	274	(257)	270
Interest credited and other	84	96	(249)	53	49	390	(51)
Policy charges	(1)	—	(1)	(1)	(2)	(1)	(4)
Ending total account value, gross	5,866	5,858	5,564	5,760	6,081	5,866	6,081
Reinsurance ceded	(477)	(481)	(514)	(637)	(817)	(477)	(817)
Ending total account value, net	5,389	5,377	5,050	5,123	5,264	5,389	5,264
SALES BY DISTRIBUTION CHANNEL:
Variable and Fixed Annuities (5):
Insurance Agents	635	614	607	563	606	2,456	2,390
Wirehouses	113	84	58	86	100	468	328
Independent Marketing Organization	3	1	2	3	4	15	10
Independent Financial Planners	725	766	843	668	707	3,379	2,984
Bank Distribution	75	78	88	69	80	281	315
Total	1,551	1,543	1,598	1,389	1,497	6,599	6,027

__________
(1) Includes Prudential FlexGuard and FlexGuard Income.
(2) The amounts for fourth quarter of 2021, and first quarter of 2022 have been reclassified to conform to current period presentation.
(3) Includes Prudential Premier Investment (PPI), MyRock and legacy products with and without guaranteed minimum income and withdrawal benefits.
(4) Includes impact from the sale of the Traditional Variable Annuity Block of Business in second quarter of 2022.
(5) Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022

Account Values in General Account (1):
Beginning balance	18,300	20,062	20,928	19,430	20,170	13,843	20,062
Premiums and deposits	1,359	1,366	1,596	1,300	1,437	5,852	5,699
Full surrenders and death benefits	(101)	(106)	(225)	(86)	(87)	(395)	(504)
Premiums and deposits net of full surrenders and death benefits	1,258	1,260	1,371	1,214	1,350	5,457	5,195
Partial withdrawals and other benefit payments	(184)	(174)	(124)	(131)	(167)	(654)	(596)
Net flows	1,074	1,086	1,247	1,083	1,183	4,803	4,599
Change in market value, interest credited and other (2)	701	72	(2,461)	(240)	619	1,437	(2,010)
Net transfers (to) from separate account	(12)	(292)	(283)	(102)	93	(20)	(584)
Policy charges	(1)	—	(1)	(1)	(2)	(1)	(4)
Ending balance, gross	20,062	20,928	19,430	20,170	22,063	20,062	22,063
Reinsurance ceded	(477)	(481)	(514)	(637)	(817)	(477)	(817)
Ending balance, net	19,585	20,447	18,916	19,533	21,246	19,585	21,246
Account Values in Separate Account (1):
Beginning balance	160,378	162,243	147,866	103,708	95,620	162,437	162,243
Premiums and deposits	192	177	2	89	60	747	328
Full surrenders and death benefits	(2,552)	(2,082)	(1,335)	(1,139)	(1,055)	(10,006)	(5,611)
Premiums and deposits net of full surrenders and death benefits	(2,360)	(1,905)	(1,333)	(1,050)	(995)	(9,259)	(5,283)
Partial withdrawals and other benefit payments	(1,437)	(1,293)	(870)	(845)	(1,066)	(5,058)	(4,074)
Net flows	(3,797)	(3,198)	(2,203)	(1,895)	(2,061)	(14,317)	(9,357)
Change in market value, interest credited and other (2)	6,559	(10,619)	(41,620)	(5,680)	5,083	17,751	(52,836)
Net transfers (to) from general account	12	292	283	102	(93)	20	584
Policy charges	(909)	(852)	(618)	(615)	(590)	(3,648)	(2,675)
Ending balance	162,243	147,866	103,708	95,620	97,959	162,243	97,959

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.
(2) Includes impact from the sale of the Traditional Variable Annuity Block of Business in second quarter of 2022.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES LIVING BENEFIT FEATURES
(in millions)

	2021	2022
	4Q	1Q	2Q	3Q	4Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Guaranteed minimum accumulation benefits	1,702	1,543	546	503	501
Guaranteed minimum withdrawal benefits	302	271	112	102	105
Guaranteed minimum income benefits	2,444	2,202	1,631	1,519	1,561
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	135,293	123,571	87,601	80,866	82,718
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,303	3,068	2,660	2,446	2,482
Total	143,044	130,655	92,550	85,436	87,367
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	113,110	103,805	73,070	67,654	69,365
Account Values with Auto-Rebalancing Feature - externally reinsured	3,303	3,068	2,660	2,446	2,482
Account Values without Auto-Rebalancing Feature	26,631	23,782	16,820	15,336	15,520
Total	143,044	130,655	92,550	85,436	87,367
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	2,931	4,485	5,754	8,174	7,152
Net Amount at Risk without Auto-Rebalancing Feature	409	734	1,526	2,372	2,075
Total	3,340	5,219	7,280	10,546	9,227
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES DEATH BENEFIT FEATURES
(in millions)

	2021	2022
	4Q	1Q	2Q	3Q	4Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Return of net deposits:
Account value	132,265	120,838	84,119	77,643	79,436
Net amount at risk	199	311	640	1,483	987
Minimum return, anniversary contract value, or maximum contract value:
Account value	29,121	26,565	19,122	17,751	18,071
Net amount at risk	2,055	3,187	4,529	5,363	4,733
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	116,413	106,873	75,730	70,100	71,847
Account Values without Auto-Rebalancing Feature	44,973	40,530	27,511	25,294	25,660
Total	161,386	147,403	103,241	95,394	97,507
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,066	1,910	2,961	3,779	3,269
Net Amount at Risk without Auto-Rebalancing Feature	1,188	1,588	2,208	3,067	2,451
Total	2,254	3,498	5,169	6,846	5,720
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	1,259	1,219	1,208	1,216	1,232	4,886	4,875	—%
Policy charges and fee income	174	181	151	170	187	695	689	-1%
Net investment income	131	124	117	121	117	538	479	-11%
Asset management fees, commissions and other income	26	20	20	20	20	98	80	-18%
Total revenues	1,590	1,544	1,496	1,527	1,556	6,217	6,123	-2%
Benefits and expenses (1):
Insurance and annuity benefits	1,493	1,351	1,145	1,201	1,223	5,482	4,920	-10%
Interest credited to policyholders' account balances	40	36	38	38	41	171	153	-11%
Interest expense	1	1	1	1	1	3	4	33%
Deferral of acquisition costs	(3)	(2)	—	(1)	—	(3)	(3)	—%
Amortization of acquisition costs	1	1	2	1	1	5	5	—%
General and administrative expenses	263	268	257	260	275	1,014	1,060	5%
Total benefits and expenses	1,795	1,655	1,443	1,500	1,541	6,672	6,139	-8%
Adjusted operating income (loss) before income taxes	(205)	(111)	53	27	15	(455)	(16)	96%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022

Annualized New Business Premiums:
Group life	23	180	26	67	10	265	283
Group disability	49	130	17	36	13	221	196
Total	72	310	43	103	23	486	479
Future Policy Benefits (1):
Group life	2,756	2,606	2,480	2,402	2,580
Group disability	3,030	3,066	3,089	3,098	3,106
Total	5,786	5,672	5,569	5,500	5,686
Policyholders' Account Balances (1):
Group life	6,175	5,992	5,978	5,882	5,744
Group disability	131	137	133	125	131
Total	6,306	6,129	6,111	6,007	5,875
Separate Account Liabilities (1):
Group life	27,097	25,938	23,772	22,789	23,513
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,053	1,059	1,103	1,052	1,122	4,161	4,336
Earned premiums	928	916	887	886	900	3,670	3,589
Earned policy charges and fee income	151	158	127	145	167	610	597
Benefits ratio (3)	109.8%	103.6%	87.7%	91.4%	90.2%	102.7%	93.3%
Administrative operating expense ratio	11.5%	10.7%	10.7%	10.9%	10.8%	11.3%	10.8%
Persistency ratio	96.4%	96.3%	96.4%	96.0%	95.9%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	355	340	344	356	361	1,308	1,401
Earned premiums	331	303	321	330	332	1,216	1,286
Earned policy charges and fee income	23	23	24	25	20	85	92
Benefits ratio (3)	87.3%	73.4%	73.0%	72.5%	74.2%	83.8%	73.3%
Administrative operating expense ratio	31.4%	31.1%	32.2%	30.3%	31.6%	32.1%	31.3%
Persistency ratio	93.4%	92.8%	92.4%	90.9%	90.6%
Total Group Insurance:
Benefits ratio (3)	104.3%	96.5%	84.0%	86.6%	86.2%	98.3%	88.4%
Administrative operating expense ratio	16.5%	15.6%	15.9%	15.9%	15.9%	16.3%	15.8%
Net face amount of policies in force (in billions) (4)	2,004	2,021	2,068	2,103	2,126

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 87.1%, 75.5%, and 84.20% for the three months ended June 30, 2022, respectively. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 93.2%, 73.9%, 88.4% and 102.7%, 83.8%, 98.3% for the years ended December 31, 2022 and December 31, 2021, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	273	263	261	248	245	941	1,017	8%
Policy charges and fee income	602	581	870	553	596	2,346	2,600	11%
Net investment income	653	644	614	582	632	2,550	2,472	-3%
Asset management fees, commissions and other income	279	269	263	240	213	1,060	985	-7%
Total revenues	1,807	1,757	2,008	1,623	1,686	6,897	7,074	3%
Benefits and expenses (1):
Insurance and annuity benefits	845	896	2,162	780	806	3,254	4,644	43%
Interest credited to policyholders' account balances	225	227	231	234	235	871	927	6%
Interest expense	190	189	198	206	217	752	810	8%
Deferral of acquisition costs	(211)	(175)	(166)	(169)	(175)	(848)	(685)	19%
Amortization of acquisition costs	104	106	210	58	107	395	481	22%
General and administrative expenses	573	463	698	473	478	2,080	2,112	2%
Total benefits and expenses	1,726	1,706	3,333	1,582	1,668	6,504	8,289	27%
Adjusted operating income (loss) before income taxes	81	51	(1,325)	41	18	393	(1,215)	-409%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	24	24	23	24	22	115	93
Universal life (2)	22	22	22	23	25	102	92
Variable life	136	104	110	103	107	538	424
Total	182	150	155	150	154	755	609
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	38	35	33	33	32	149	133
Third party distribution	144	115	122	117	122	606	476
Total	182	150	155	150	154	755	609
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (3):
Beginning balance	30,602	30,876	31,079	31,182	31,512	29,950	30,876
Premiums and deposits	691	671	623	639	648	3,122	2,581
Surrenders and withdrawals	(386)	(424)	(437)	(348)	(478)	(1,872)	(1,687)
Net sales	305	247	186	291	170	1,250	894
Benefit payments	(52)	(60)	(60)	(51)	(51)	(250)	(222)
Net flows	253	187	126	240	119	1,000	672
Interest credited and other	451	367	404	521	297	1,572	1,589
Net transfers from separate account	88	168	98	89	98	409	453
Policy charges	(518)	(519)	(525)	(520)	(520)	(2,055)	(2,084)
Ending balance	30,876	31,079	31,182	31,512	31,506	30,876	31,506
Separate Account Liabilities:
Beginning balance	45,555	48,133	45,226	38,931	37,250	41,428	48,133
Premiums and deposits	762	658	700	671	684	2,856	2,713
Surrenders and withdrawals	(272)	(238)	(237)	(242)	(179)	(1,092)	(896)
Net sales	490	420	463	429	505	1,764	1,817
Benefit payments	(150)	(146)	(116)	(171)	(102)	(578)	(535)
Net flows	340	274	347	258	403	1,186	1,282
Change in market value, interest credited and other	2,639	(2,699)	(6,231)	(1,532)	2,188	7,134	(8,274)
Net transfers to general account	(88)	(168)	(98)	(89)	(98)	(409)	(453)
Policy charges	(313)	(314)	(313)	(318)	(324)	(1,206)	(1,269)
Ending balance	48,133	45,226	38,931	37,250	39,419	48,133	39,419
NET FACE AMOUNT IN FORCE (in billions) (4):
Term life	299	299	298	297	296
Universal life (2)	99	98	99	99	98
Variable life	152	149	144	143	145
Total	550	546	541	539	539

__________
(1) Excludes corporate-owned life insurance.
(2) The amounts for fourth quarter of 2021 have been reclassified to conform to current period presentation.
(3) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(4) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - ASSURANCE IQ
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	1	—	1	1	1	2	3	50%
Asset management fees, commissions and other income	226	107	78	98	224	556	507	-9%
Total revenues	227	107	79	99	225	558	510	-9%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	3	4	3	2	3	11	12	9%
Deferral of acquisition costs	—	—	—	—	—	—	—	—
Amortization of acquisition costs	—	—	—	—	—	—	—	—
General and administrative expenses	234	140	137	141	193	689	611	-11%
Total benefits and expenses	237	144	140	143	196	700	623	-11%
Adjusted operating income (loss) before income taxes	(10)	(37)	(61)	(44)	29	(142)	(113)	20%

__________
(1) Revenues exclude changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude goodwill impairment and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	3,682	4,234	3,363	3,597	3,305	15,661	14,499	-7%
Policy charges and fee income	88	92	101	98	91	351	382	9%
Net investment income	1,373	1,297	1,286	1,112	1,271	5,403	4,966	-8%
Asset management fees, commissions and other income	130	103	(14)	51	87	500	227	-55%
Total revenues	5,273	5,726	4,736	4,858	4,754	21,915	20,074	-8%
Benefits and expenses (1):
Insurance and annuity benefits	3,289	3,764	3,083	3,314	2,953	13,850	13,114	-5%
Interest credited to policyholders' account balances	195	191	179	182	189	799	741	-7%
Interest expense	3	3	5	11	16	6	35	483%
Deferral of acquisition costs	(307)	(328)	(286)	(289)	(312)	(1,355)	(1,215)	10%
Amortization of acquisition costs	276	305	291	337	343	1,148	1,276	11%
General and administrative expenses	988	990	909	873	947	4,077	3,719	-9%
Total benefits and expenses	4,444	4,925	4,181	4,428	4,136	18,525	17,670	-5%
Adjusted operating income before income taxes	829	801	555	430	618	3,390	2,404	-29%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	1,829	2,225	1,762	1,813	1,667	7,906	7,467	-6%
Policy charges and fee income	51	53	49	51	53	207	206	—%
Net investment income	582	574	555	435	555	2,244	2,119	-6%
Asset management fees, commissions and other income	73	72	59	57	83	286	271	-5%
Total revenues	2,535	2,924	2,425	2,356	2,358	10,643	10,063	-5%
Benefits and expenses (1):
Insurance and annuity benefits	1,658	1,979	1,636	1,647	1,491	7,077	6,753	-5%
Interest credited to policyholders' account balances	49	49	45	46	46	193	186	-4%
Interest expense	2	2	3	6	7	4	18	350%
Deferral of acquisition costs	(165)	(176)	(145)	(141)	(153)	(683)	(615)	10%
Amortization of acquisition costs	122	145	128	158	172	510	603	18%
General and administrative expenses	441	447	415	386	432	1,768	1,680	-5%
Total benefits and expenses	2,107	2,446	2,082	2,102	1,995	8,869	8,625	-3%
Adjusted operating income before income taxes	428	478	343	254	363	1,774	1,438	-19%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	1,853	2,009	1,601	1,784	1,638	7,755	7,032	-9%
Policy charges and fee income	37	39	52	47	38	144	176	22%
Net investment income	791	723	731	677	716	3,159	2,847	-10%
Asset management fees, commissions and other income	57	31	(73)	(6)	4	214	(44)	-121%
Total revenues	2,738	2,802	2,311	2,502	2,396	11,272	10,011	-11%
Benefits and expenses (1):
Insurance and annuity benefits	1,631	1,785	1,447	1,667	1,462	6,773	6,361	-6%
Interest credited to policyholders' account balances	146	142	134	136	143	606	555	-8%
Interest expense	1	1	2	5	9	2	17	750%
Deferral of acquisition costs	(142)	(152)	(141)	(148)	(159)	(672)	(600)	11%
Amortization of acquisition costs	154	160	163	179	171	638	673	5%
General and administrative expenses	547	543	494	487	515	2,309	2,039	-12%
Total benefits and expenses	2,337	2,479	2,099	2,326	2,141	9,656	9,045	-6%
Adjusted operating income before income taxes	401	323	212	176	255	1,616	966	-40%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,687	2,065	1,580	1,623	1,465	7,385	6,733
Gibraltar Life	1,890	2,048	1,653	1,831	1,676	7,899	7,208
All other countries	193	213	231	241	255	728	940
Total	3,770	4,326	3,464	3,695	3,396	16,012	14,881
Annualized new business premiums:
Japan, excluding Gibraltar Life	174	200	159	138	160	747	657
Gibraltar Life	211	205	231	198	244	1,000	878
All other countries	53	56	67	77	84	193	284
Total	438	461	457	413	488	1,940	1,819
Annualized new business premiums by distribution channel:
Life Planners	227	256	226	215	244	940	941
Gibraltar Life Consultants	93	100	140	125	156	485	521
Banks	68	52	33	34	49	318	168
Independent Agency	50	53	58	39	39	197	189
Total	438	461	457	413	488	1,940	1,819
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,763	2,184	1,747	1,844	1,710	7,576	7,485
Gibraltar Life	1,966	2,165	1,824	2,057	1,902	8,101	7,948
All other countries	215	225	231	253	270	788	979
Total	3,944	4,574	3,802	4,154	3,882	16,465	16,412
Annualized new business premiums:
Japan, excluding Gibraltar Life	178	208	174	160	186	758	728
Gibraltar Life	212	207	240	206	254	1,005	907
All other countries	58	57	66	81	90	202	294
Total	448	472	480	447	530	1,965	1,929
Annualized new business premiums by distribution channel:
Life Planners	236	265	240	241	276	960	1,022
Gibraltar Life Consultants	93	101	145	130	162	487	538
Banks	68	52	33	34	49	318	168
Independent Agency	51	54	62	42	43	200	201
Total	448	472	480	447	530	1,965	1,929

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2021	2022
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	386	385	384	381	379
Gibraltar Life	357	355	348	345	340
All other countries	40	42	42	45	47
Total	783	782	774	771	766
Number of individual policies in force at end of period (in thousands) (3):
Japan, excluding Gibraltar Life	4,405	4,436	4,447	4,455	4,463
Gibraltar Life	6,907	6,868	6,805	6,765	6,713
All other countries	652	664	682	704	726
Total	11,964	11,968	11,934	11,924	11,902
International life insurance individual policy persistency:
Life Planner:
13 months	93.1%	92.8%	92.7%	92.4%	92.4%
25 months	86.7%	85.9%	85.4%	85.6%	85.3%
Gibraltar Life (4):
13 months	95.9%	95.9%	95.7%	95.5%	95.2%
25 months	89.9%	90.1%	90.2%	90.8%	90.8%
Number of Life Planners at end of period:
Japan	4,566	4,557	4,481	4,481	4,446
All other countries	1,458	1,499	1,443	1,491	1,478
Total Life Planners	6,024	6,056	5,924	5,972	5,924
Gibraltar Life Consultants	7,100	7,022	6,910	6,861	6,821

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2021	2022				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2021	2022	% change

Revenues (1):
Premiums	(13)	(8)	—	(7)	(7)	(36)	(22)	39%
Policy charges and fee income	(16)	(15)	(14)	(13)	(13)	(60)	(55)	8%
Net investment income	191	122	167	147	163	664	599	-10%
Asset management fees, commissions and other income	(280)	(352)	(305)	(163)	(167)	(1,079)	(987)	9%
Total revenues	(118)	(253)	(152)	(36)	(24)	(511)	(465)	9%
Benefits and expenses (1):
Insurance and annuity benefits	(12)	(7)	3	1	4	(24)	1	104%
Interest credited to policyholders' account balances	34	34	34	34	35	135	137	1%
Interest expense	152	153	169	183	206	645	711	10%
Deferral of acquisition costs	10	6	17	9	9	56	41	-27%
Amortization of acquisition costs	(14)	(12)	(10)	(12)	(11)	(55)	(45)	18%
General and administrative expenses	201	(61)	(106)	74	259	339	166	-51%
Total benefits and expenses	371	113	107	289	502	1,096	1,011	-8%
Adjusted operating loss before income taxes	(489)	(366)	(259)	(325)	(526)	(1,607)	(1,476)	8%
Adjusted operating income (loss) before income taxes comprised as follows:
Investment income	63	27	50	38	62	175	177	1%
Interest expense on debt	(199)	(198)	(209)	(213)	(209)	(827)	(829)	—%
Long-term and deferred compensation expense	(10)	(46)	12	(11)	(15)	(82)	(60)	27%
Other (2)	(343)	(149)	(112)	(139)	(364)	(873)	(764)	12%
Adjusted operating loss before income taxes	(489)	(366)	(259)	(325)	(526)	(1,607)	(1,476)	8%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses include consolidating adjustments.
(2) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	December 31, 2022						December 31, 2021
		Closed	PFI Excluding					Closed	PFI Excluding
	Total	Block	Closed Block Division				Total	Block	Closed Block Division
	Portfolio	Division	Amount	% of Total			Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	242,246	21,140	221,106	60.8%			305,035	28,167	276,868	65.0%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,229	—	1,229	0.3%			1,413	—	1,413	0.3%
Private, available-for-sale, at fair value	64,745	8,931	55,814	15.4%			66,897	10,237	56,660	13.3%
Private, held-to-maturity, at amortized cost, net of allowance (1)	67	—	67	0.0%			101	—	101	0.1%
Fixed maturities, trading, at fair value	5,738	900	4,838	1.3%			8,610	1,137	7,473	1.8%
Assets supporting experience-rated contractholder liabilities, at fair value	2,844	—	2,844	0.8%			3,358	—	3,358	0.8%
Equity securities, at fair value	6,404	1,733	4,671	1.3%			7,875	2,288	5,587	1.3%
Commercial mortgage and other loans, at book value, net of allowance	56,608	7,926	48,682	13.4%			57,387	8,241	49,146	11.6%
Policy loans, at outstanding balance	10,046	3,637	6,409	1.8%			10,386	3,815	6,571	1.5%
Other invested assets, net of allowance (2)	17,531	4,254	13,277	3.7%			16,843	4,358	12,485	2.9%
Short-term investments, net of allowance	4,573	337	4,236	1.2%			6,600	557	6,043	1.4%
Subtotal (3)	412,031	48,858	363,173	100.0%			484,505	58,800	425,705	100.0%
Invested assets of other entities and operations (4)	5,410	—	5,410				7,694	—	7,694
Total investments	417,441	48,858	368,583				492,199	58,800	433,399

Fixed Maturities by Credit Quality (3)(5):	December 31, 2022						December 31, 2021
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	189,939	6,918	18,145	—	178,712	80.8%	195,493	27,963	595	—	222,861	80.5%
2	39,388	534	5,212	—	34,710	15.7%	38,830	5,254	148	—	43,936	15.9%
Subtotal - High or Highest Quality Securities	229,327	7,452	23,357	—	213,422	96.5%	234,323	33,217	743	—	266,797	96.4%
3	5,416	66	625	—	4,857	2.2%	6,313	429	196	—	6,546	2.4%
4	2,362	39	287	1	2,113	1.0%	2,642	88	66	1	2,663	0.9%
5	614	10	141	8	475	0.2%	620	45	14	3	648	0.2%
6	318	9	63	25	239	0.1%	249	14	19	30	214	0.1%
Subtotal - Other Securities	8,710	124	1,116	34	7,684	3.5%	9,824	576	295	34	10,071	3.6%
Total	238,037	7,576	24,473	34	221,106	100.0%	244,147	33,793	1,038	34	276,868	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	16,111	126	2,145	—	14,092	25.2%	12,433	941	71	—	13,303	23.5%
2	36,773	406	4,307	—	32,872	58.9%	31,607	2,029	260	—	33,376	58.9%
Subtotal - High or Highest Quality Securities	52,884	532	6,452	—	46,964	84.1%	44,040	2,970	331	—	46,679	82.4%
3	5,522	38	538	—	5,022	9.0%	5,966	287	39	—	6,214	11.0%
4	2,654	11	148	—	2,517	4.5%	2,833	106	74	8	2,857	5.0%
5	1,307	7	117	16	1,181	2.1%	769	23	33	24	735	1.3%
6	160	22	1	51	130	0.3%	185	19	1	28	175	0.3%
Subtotal - Other Securities	9,643	78	804	67	8,850	15.9%	9,753	435	147	60	9,981	17.6%
Total	62,527	610	7,256	67	55,814	100.0%	53,793	3,405	478	60	56,660	100.0%
_____________
(1) On an amortized cost basis, net of allowance, as of December 31, 2022, includes $1,149 million (fair value, $1,299 million) and $67 million (fair value, $71 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $80 million (fair value, $85 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations. On an amortized cost basis, net of allowance, as of December 31, 2021, includes $1,324 million (fair value, $1,594 million) and $101 million (fair value, $110 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $89 million (fair value, $99 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet. Also excludes assets "held-for-sale" of $40,669 million as of December 31, 2021.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of December 31, 2022 and 2021, 422 securities with amortized cost of $4,836 million (fair value $4,610 million) and 617 securities with amortized cost of $4,547 million (fair value $4,596 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	December 31, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	112,013	68.4%	146,600	72.2%
Public, held-to-maturity, at amortized cost, net of allowance	1,229	0.7%	1,413	0.7%
Private, available-for-sale, at fair value	19,268	11.8%	21,079	10.4%
Private, held-to-maturity, at amortized cost, net of allowance	67	0.0%	101	0.1%
Fixed maturities, trading, at fair value	612	0.4%	839	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	2,844	1.7%	3,328	1.6%
Equity securities, at fair value	1,806	1.1%	2,187	1.1%
Commercial mortgage and other loans, at book value, net of allowance	18,080	11.0%	19,969	9.8%
Policy loans, at outstanding balance	2,607	1.6%	2,726	1.3%
Other invested assets (3)	5,272	3.2%	4,203	2.1%
Short-term investments, net of allowance	100	0.1%	692	0.3%
Total	163,898	100.0%	203,137	100.0%

	December 31, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	109,093	54.8%	130,268	58.5%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	36,546	18.3%	35,581	16.0%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	4,226	2.1%	6,634	3.0%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	30	0.0%
Equity securities, at fair value	2,865	1.4%	3,400	1.6%
Commercial mortgage and other loans, at book value, net of allowance	30,602	15.4%	29,177	13.1%
Policy loans, at outstanding balance	3,802	1.9%	3,845	1.7%
Other invested assets, net of allowance (3)	8,005	4.0%	8,282	3.7%
Short-term investments, net of allowance	4,136	2.1%	5,351	2.4%
Total (4)	199,275	100.0%	222,568	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(4) Excludes assets "held-for-sale" of $40,669 million as of December 31, 2021.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended December 31
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.97%	2,873	(185)	3.73%	2,773	94
Equity securities	4.17%	48	—	3.62%	48	—
Commercial mortgage and other loans	3.82%	458	(47)	4.08%	512	(2)
Policy loans	4.40%	69	—	4.47%	72	—
Short-term investments and cash equivalents	4.63%	169	—	0.45%	14	1
Gross investment income before investment expenses	3.89%	3,617	(232)	3.68%	3,419	93
Investment expenses	-0.12%	(192)	—	-0.15%	(128)	—
Subtotal	3.77%	3,425	(232)	3.53%	3,291	93
Other investments (3)		153	(804)		488	455
Investment results of other entities and operations (4)		64	(17)		222	28
Less: investment income related to adjusted operating income reconciling items		(159)			(384)
Total		3,483	(1,053)		3,617	576

	Twelve Months Ended December 31
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.71%	10,867	(1,086)	3.72%	11,005	1,464
Equity securities	2.59%	123	—	2.32%	118	—
Commercial mortgage and other loans	3.73%	1,807	(137)	4.00%	1,966	81
Policy loans	4.52%	283	—	4.65%	310	—
Short-term investments and cash equivalents	2.75%	371	(5)	0.48%	59	(1)
Gross investment income before investment expenses	3.68%	13,451	(1,228)	3.65%	13,458	1,544
Investment expenses	-0.14%	(631)	—	-0.15%	(495)	—
Subtotal	3.54%	12,820	(1,228)	3.50%	12,963	1,544
Other investments (3)		952	(2,110)		1,870	1,569
Investment results of other entities and operations (4)		289	239		954	104
Less: investment income related to adjusted operating income reconciling items		(877)			(1,627)
Total		13,184	(3,099)		14,160	3,217
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended December 31
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.80%	968	(1)	2.68%	982	83
Equity securities	6.05%	26	—	5.38%	30	—
Commercial mortgage and other loans	3.66%	165	(10)	4.12%	204	(2)
Policy loans	3.85%	24	—	3.92%	27	—
Short-term investments and cash equivalents	4.08%	13	(1)	0.56%	1	—
Gross investment income before investment expenses	2.96%	1,196	(12)	2.89%	1,244	81
Investment expenses	-0.13%	(84)	—	-0.14%	(61)	—
Subtotal	2.83%	1,112	(12)	2.75%	1,183	81
Other investments (2)		66	(87)		109	85
Total		1,178	(99)		1,292	166

	Twelve Months Ended December 31
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.75%	3,831	232	2.72%	3,921	271
Equity securities	3.59%	67	—	3.52%	76	—
Commercial mortgage and other loans	3.67%	686	(22)	3.92%	768	33
Policy loans	3.90%	99	—	4.05%	114	—
Short-term investments and cash equivalents	3.75%	31	(3)	0.48%	4	—
Gross investment income before investment expenses	2.89%	4,714	207	2.88%	4,883	304
Investment expenses	-0.14%	(281)	—	-0.14%	(241)	—
Subtotal	2.75%	4,433	207	2.74%	4,642	304
Other investments (2)		208	(2,164)		457	(391)
Total		4,641	(1,957)		5,099	(87)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended December 31
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	5.04%	1,905	(184)	4.74%	1,791	11
Equity securities	3.10%	22	—	2.37%	18	—
Commercial mortgage and other loans	3.91%	293	(37)	4.05%	308	—
Policy loans	4.77%	45	—	4.87%	45	—
Short-term investments and cash equivalents	4.54%	156	1	0.44%	13	1
Gross investment income before investment expenses	4.61%	2,421	(220)	4.35%	2,175	12
Investment expenses	-0.10%	(108)	—	-0.16%	(67)	—
Subtotal	4.51%	2,313	(220)	4.19%	2,108	12
Other investments (3)		87	(717)		379	370
Total		2,400	(937)		2,487	382

	Twelve Months Ended December 31
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.56%	7,036	(1,318)	4.68%	7,084	1,193
Equity securities	1.95%	56	—	1.44%	42	—
Commercial mortgage and other loans	3.77%	1,121	(115)	4.05%	1,198	48
Policy loans	4.94%	184	—	5.09%	196	—
Short-term investments and cash equivalents	2.70%	340	(2)	0.48%	55	(1)
Gross investment income before investment expenses	4.31%	8,737	(1,435)	4.30%	8,575	1,240
Investment expenses	-0.14%	(350)	—	-0.15%	(254)	—
Subtotal	4.17%	8,387	(1,435)	4.15%	8,321	1,240
Other investments (3)		744	54		1,413	1,960
Total		9,131	(1,381)		9,734	3,200
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2022								Three Months Ended December 31, 2021
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,145	—	—	450	113	—	—	6,708	6,723	—	—	476	113	—	—	7,312
Policy charges and fee income	1,328	14	(11)	—	—	—	—	1,331	1,512	(70)	(16)	—	58	—	—	1,484
Net investment income	3,483	(5)	—	468	164	—	—	4,110	3,617	(14)	—	635	398	—	—	4,636
Realized investment gains (losses), net	130	(1,284)	128	(339)	(27)	—	—	(1,392)	185	98	193	302	100	—	—	878
Asset management fees, commissions and other income	1,563	208	—	173	655	(22)	—	2,577	1,707	159	—	235	38	(25)	—	2,114
Total revenues	12,649	(1,067)	117	752	905	(22)	—	13,334	13,744	173	177	1,648	707	(25)	—	16,424
Benefits and Expenses:
Insurance and annuity benefits	6,963	1	14	679	849	—	—	8,506	7,626	(12)	(142)	1,486	209	—	—	9,167
Interest credited to policyholders' account balances	720	(19)	(5)	30	53	—	—	779	667	75	(22)	31	(28)	—	—	723
Interest expense	417	—	—	5	(2)	—	—	420	362	—	—	—	—	—	—	362
Deferral of acquisition costs	(561)	—	—	—	(1)	—	—	(562)	(599)	—	—	—	—	—	—	(599)
Amortization of acquisition costs	546	(21)	(15)	6	—	—	—	516	510	(6)	(78)	6	3	—	—	435
Goodwill impairment	—	—	—	—	—	—	903	903	—	—	—	—	—	—	1,060	1,060
General and administrative expenses	3,378	(1)	—	76	24	(1)	9	3,485	3,593	—	(1)	77	239	(37)	17	3,888
Total benefits and expenses	11,463	(40)	(6)	796	923	(1)	912	14,047	12,159	57	(243)	1,600	423	(37)	1,077	15,036

	Twelve Months Ended December 31, 2022								Twelve Months Ended December 31, 2021
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	35,803	—	—	1,699	517	—	—	38,019	32,347	—	—	1,789	691	—	—	34,827
Policy charges and fee income	5,676	(160)	(2)	—	60	—	—	5,574	5,986	(248)	(45)	—	251	—	—	5,944
Net investment income	13,184	(23)	—	1,976	900	—	—	16,037	14,160	(40)	—	2,500	1,667	—	—	18,287
Realized investment gains (losses), net	770	(4,125)	585	(270)	(329)	—	—	(3,369)	577	2,082	380	807	178	—	—	4,024
Asset management fees, commissions and other income	6,258	(1,713)	—	(448)	(303)	(5)	—	3,789	6,711	271	—	851	116	(97)	—	7,852
Total revenues	61,691	(6,021)	583	2,957	845	(5)	—	60,050	59,781	2,065	335	5,947	2,903	(97)	—	70,934
Benefits and expenses:
Insurance and annuity benefits	40,205	289	(259)	2,551	899	—	—	43,685	35,368	(165)	(200)	5,351	978	—	—	41,332
Interest credited to policyholders' account balances	2,672	(71)	28	121	(434)	—	—	2,316	2,683	450	(45)	124	270	—	—	3,482
Interest expense	1,589	—	—	9	(2)	—	—	1,596	1,474	—	—	—	4	—	—	1,478
Deferral of acquisition costs	(2,195)	—	—	—	(3)	—	—	(2,198)	(2,544)	—	—	—	(4)	—	—	(2,548)
Amortization of acquisition costs	2,185	183	37	19	5	—	—	2,429	2,080	153	(163)	21	6	—	—	2,097
Goodwill impairment	—	—	—	—	—	—	903	903	—	—	—	—	—	—	1,060	1,060
General and administrative expenses	12,585	(221)	(4)	289	371	39	36	13,095	13,419	—	(7)	311	933	(56)	52	14,652
Total benefits and expenses	57,041	180	(198)	2,989	836	39	939	61,826	52,480	438	(415)	5,807	2,187	(56)	1,112	61,553
__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including goodwill impairments related to Assurance IQ that resulted in charges of $903 million pre-tax and $713 million after-tax in the fourth quarter and year ended December 31, 2022, and $1,060 million pre-tax and $837 million after-tax in the fourth quarter and year ended December 31, 2021. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2022								Three Months Ended June 30, 2022
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	7,300	—	—	409	243	—	—	7,952	6,634	—	—	443	35	—	—	7,112
Policy charges and fee income	1,454	(78)	23	—	60	—	—	1,459	1,615	(57)	(7)	—	—	—	—	1,551
Net investment income	3,413	(10)	—	554	401	—	—	4,358	3,241	(4)	—	520	181	—	—	3,938
Realized investment gains (losses), net	146	(528)	53	100	(87)	—	—	(316)	268	(1,440)	279	(60)	(194)	—	—	(1,147)
Asset management fees, commissions and other income	1,344	(523)	—	(98)	(951)	(10)	—	(238)	2,016	(797)	—	(374)	679	43	—	1,567
Total revenues	13,657	(1,139)	76	965	(334)	(10)	—	13,215	13,774	(2,298)	272	529	701	43	—	13,021
Benefits and expenses:
Insurance and annuity benefits	8,035	(41)	(41)	838	312	—	—	9,103	8,694	334	(202)	411	168	—	—	9,405
Interest credited to policyholders' account balances	655	47	31	30	(594)	—	—	169	663	(83)	—	31	54	—	—	665
Interest expense	364	—	—	—	1	—	—	365	401	—	—	—	—	—	—	401
Deferral of acquisition costs	(581)	—	—	—	—	—	—	(581)	(522)	—	—	—	(1)	—	—	(523)
Amortization of acquisition costs	535	213	91	5	3	—	—	847	605	23	(52)	4	1	—	—	581
General and administrative expenses	3,083	2	1	69	243	12	17	3,427	3,061	(222)	(5)	70	77	22	—	3,003
Total benefits and expenses	12,091	221	82	942	(35)	12	17	13,330	12,902	52	(259)	516	299	22	—	13,532

	Three Months Ended September 30, 2022
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	15,724	—	—	397	126	—	—	16,247
Policy charges and fee income	1,279	(39)	(7)	—	—	—	—	1,233
Net investment income	3,047	(4)	—	434	154	—	—	3,631
Realized investment gains (losses), net	226	(873)	125	29	(21)	—	—	(514)
Asset management fees, commissions and other income	1,335	(601)	—	(149)	(686)	(16)	—	(117)
Total revenues	21,611	(1,517)	118	711	(427)	(16)	—	20,480
Benefits and expenses:
Insurance and annuity benefits	16,513	(5)	(30)	623	(430)	—	—	16,671
Interest credited to policyholders' account balances	634	(16)	2	30	53	—	—	703
Interest expense	407	—	—	4	(1)	—	—	410
Deferral of acquisition costs	(531)	—	—	—	(1)	—	—	(532)
Amortization of acquisition costs	499	(32)	13	4	1	—	—	485
General and administrative expenses	3,063	—	—	74	27	6	10	3,180
Total benefits and expenses	20,585	(53)	(15)	735	(351)	6	10	20,917
__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Additionally, adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income.

Adjusted Operating Income excludes market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration, and goodwill impairments. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
Equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions, and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market along with the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding AOCI and adjusted to remove the amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from the Japan operation.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Advisor Productivity:
Commissions on new sales of all products by Prudential Advisors financial professionals under contract for the entire period, divided by the number of those financial professionals. Excludes commissions on new sales by financial professionals hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

28. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2022

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of February 7, 2023
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of February 7, 2023

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.